EXHIBIT 99

CERTIFICATIONS
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Myers Industries, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities And Exchange Commission on the date hereof (the "Report"), I Stephen E. Myers, Chief Executive Officer of the Company, certify, pursuant to 19 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)   The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Stephen E. Myers
Stephen E Myers, Chief Executive Officer
Dated: October 29, 2002

        In connection with the Quarterly Report of Myers Industries, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities And Exchange Commission on the date hereof (the "Report"), I Gregory J Stodnick, Vice President-Finance (Chief Financial Officer) of the Company, certify, pursuant to 19 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)   The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Gregory J Stodnick
Gregory J Stodnick, Vice President-Finance
Dated: October 29, 2002